Exhibit 10.1

NULIFE SCIENCES, INC.

2017 EQUITY INCENTIVE PLAN

1.                   Purpose. The purposes of this 2017 Equity Incentive Plan (the "Plan") are to encourage selected employees, officers, directors and consultants of, and other individuals providing services to, NuLife Sciences, Inc. and its subsidiaries (collectively, the “Company”), to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity thus enhancing the value of the Company for the benefit of its stockholders, and to enhance the ability of the Company to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

2.                   Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

"Affiliate" shall mean, with respect to any Person, (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Board.

"Award" shall mean any Option or Restricted Security granted under the Plan.

"Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

"Award Date" shall mean the date upon which an Award is granted by the Board hereunder as set forth in the Award Agreement.

"Board" shall mean the Board of Directors of the Company.

"Cause", as used in connection with the termination of a Participant's employment or a Participant's consulting relationship, as the case may be, shall mean (i) the Employee’s conviction of a felony or any crime involving moral turpitude; (ii) the Employee willfully failing or refusing to follow the strategic and/or operational directives of the Board of Directors of the Company; (iii) the Employee’s misappropriation of funds or property of the Company, or (iii) the Employee’s engaging in any act which constitutes (a) a felony under the laws of the United States or any state or territory thereof, or (b) gross, willful or wanton negligence or misconduct.

"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

"Common Shares" shall mean any or all, as applicable, of the Common Stock of the Company and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(b) of the Plan and any other securities of the Company or any Affiliate or any successor that may be so designated by the Board.

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"Common Stock" shall mean the common stock of the Company, par value $0.001 per share.

"Employee" shall mean any Statutory Employee, member of the Board, consultant or representative of the Company or of any Affiliate.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

"Exercise Price" shall mean the Fair Market Value of the purchase price of any Option or Award which requires the Participant to tender cash or property to the Company in connection with the receipt of Common Shares.

"Expiration Date" shall mean the date on which the Option expires as specified in the instrument granting such Option.

"Fair Market Value" shall mean (A) with respect to any property other than the Common Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Board; and (B) with respect to the Common Shares, the last sale price regular way on the date of reference, or, in case no sale takes place on such date, the average of the high bid and low asked prices, in either case on the principal national securities exchange on which the Common Shares are listed or admitted to trading, or if the Common Shares are not listed or admitted to trading on any national securities exchange, the last sale price reported on the over-the-counter market reported on the OTC Bulletin Board on such date, whichever is applicable, or if there are no such prices reported on the OTC Bulletin Board on such date, as furnished to the Board by any exchange or quotation medium selected from time to time by the Board for such purpose. If there is no bid or asked price reported on any such date, the Fair Market Value shall be determined by the Board in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Board.

"Good Reason", as used in connection with the termination of a Participant's employment or consulting relationship, as the case may be, shall mean (i) with respect to any Participant employed under a written employment agreement or otherwise providing services to the Company pursuant to a written agreement with the Company or an Affiliate of the Company, "good reason" as defined in such written agreement or, if such agreement contains no such definition, a material breach by the Company of such agreement, or (ii) with respect to any other Participant, a failure by the Company to pay such Participant any amount otherwise vested and due and a continuation of such failure for 30 business days following notice to the Company thereof.

"Incentive Stock Option" means an Option which satisfies the requirements of Code Section 422.

"Non-Statutory Option" means an Option not intended to satisfy the requirements of Code Section 422.

"Option" shall mean an Incentive Stock Option or a Non-Statutory Option.

"Participant" shall mean any individual granted an Award under the Plan.

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"Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

"Released Securities" shall mean securities that were Restricted Securities but with respect to which all applicable restrictions have expired, lapsed or been waived in accordance with the terms of the Plan or the applicable Award Agreement.

"Restricted Securities" shall mean any Award granted under the Plan that is denominated in Common Shares or any other Award under which issued and outstanding Common Shares are held subject to certain restrictions.

"Securities Act" shall mean the Securities Act of 1933, as amended.

"Service" shall mean shall mean the performance of services to the Company or any Affiliate by a Person in the capacity of an Employee.

"Statutory Employee" shall mean any Person from whom the Company is required to withhold compensation pursuant to the Federal Insurance Contribution Act.

3.       Administration. The Plan shall be administered by the Board. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Board by the Plan, the Board shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Employee or other individual under the Plan; (iii) determine the number of Common Shares to be covered by Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vi) determine requirements for the vesting of Awards or performance criteria to be achieved in order for Awards to vest; (vii) determine whether, to what extent and under what circumstances Common Shares payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Board; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Board deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Board, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any stockholder and any Employee. No Awards under this Plan shall be granted after June 6, 2022

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4.       Common Shares Available for Awards.

(a)    Common Shares Available. Subject to adjustment as provided in Section 4(b):

(i)            Calculation of Number of Common Shares Available. The number of Common Shares available for granting Awards under the Plan shall be SEVEN MILLION (7,000,000), any or all of which may be or may be based on Common Stock, any other security which becomes the subject of Awards, or any combination thereof. Further, if, after the date of the Plan, any Common Shares covered by an Award granted under the Plan or to which such an Award, are forfeited, or if an Award otherwise terminates or is canceled without the delivery of Common Shares, then the Common Shares covered by such Award or to which such Award relates, or the number of Common Shares otherwise counted against the aggregate number of Common Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, termination or cancellation, shall again be, or shall become, available for granting Awards under the Plan.

(ii)            Sources of Common Shares Deliverable Under Awards. Any Common Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Shares or of treasury Common Shares.

(b)   Adjustments. In the event that the Board shall determine that any dividend or other distribution (whether in the form of cash, Common Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Shares or other securities of the Company, or other similar corporate transaction or event affects the Common Shares such that an adjustment is determined by the Board to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of Common Shares (or other securities or property) which thereafter may be made the subject of Awards, (ii) the number and kind of Common Shares (or other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, that the number of Common Shares subject to any Award denominated in Common Shares shall always be a whole number.

5.                   Eligibility. Any Employee, including any officer or employee-director of the Company or of any Affiliate, and any consultant of, or other individual providing services to, the Company or any Affiliate shall be eligible to be designated a Participant.

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6.                   Awards of Stock Options. Each Award that constitutes an Option shall be evidenced by an Award Agreement that shall comply with the terms specified below. Each Award Agreement evidencing an Incentive Stock Option shall, in addition, be subject to the provisions of Section 6(c) of the Plan, below.

(a)    Exercise Price.

(i)            Determination. The Exercise Price for each Option granted under the Plan shall be fixed by the Board.

(ii)            Payment. The Exercise Price shall become immediately due upon exercise of the Option and shall be payable in one or more of the forms specified below:

(A)   in cash or by check made payable to the Company,

(B)   shares of Common Stock held for the requisite period necessary to avoid a charge to the Company earnings for financial reporting purposes and valued at Fair Market Value on the date of exercise, or

(C)   to the extent an effective registration statement exists in respect to the Option (or an exemption from such registration has been determined by the Board) and the Option is exercised for vested Common Shares, through a special sale and remittance procedure pursuant to which the Participant shall concurrently provide irrevocable written instructions to (a) a Company-designated brokerage firm to effect the immediate sale of the Common Shares received from the exercise of the Option and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the Common Shares so purchased, plus all applicable federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise and (b) the Company to deliver the certificates for such Common Shares directly to such brokerage firm in order to complete the sale.

(D)   Except to the extent the sale and remittance procedure is utilized, payment of the Exercise Price for the Common Shares acquired pursuant to the exercise of the Option must be made on the Exercise Date.

(iii)            Exercise and Term of Options. Each Option shall be exercisable at such time or times, during such period and for such number of Common Shares as shall be determined by the Board and set forth in the Award Agreement. However, no Option shall have a term in excess of ten (10) years measured from the Award Date.

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(b)   Effect of Termination of Service.

(i)            Governing Terms. The following provisions shall govern the exercise of any Options held by a Participant at the time of such Participant’s cessation of Service:

(A)   Any option Outstanding at the time of the Participant's cessation of Service for any reason except death, permanent disability or Cause shall remain exercisable for a six (6) month period thereafter, provided no Option shall be exercisable after the Expiration Date.

(B)   Any Option outstanding at the time of the Participant's cessation of Service due to death or permanent disability shall remain exercisable for a twelve (12) month period thereafter, provided no Option shall be exercisable after the Expiration Date. Subject to the foregoing, any Option exercisable in whole or in part by the Participant at the time of death may be exercised subsequently by the personal representative of the Participant’s estate or by the Person or Persons to whom the Option is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution.

(C)   Should the Participant's Service be terminated for Cause, then all outstanding Options held by the Participant shall terminate immediately and cease to be outstanding.

(D)   During the applicable post-Service exercise period, the Option may not be exercised in the aggregate for more than the number of Common Shares for which the Option is exercisable on the date of the Participant's cessation of Service; the Option shall, immediately upon the Participant's cessation of Service, terminate and cease to be outstanding to the extent the Option is not otherwise at that time exercisable. Upon the expiration of the applicable exercise period or (if earlier) upon the Expiration Date, the Option shall terminate and cease to be outstanding for any Common Shares for which the Option has not been exercised.

(ii)            Modification. The Board shall have the discretion, exercisable either at the time an Option is granted or at any time while the Option remains outstanding, to:

(A)   extend the period of time for which the Option is to remain exercisable following the Participant's cessation of Service from the period otherwise in effect for that Option to such greater period of time as the Board shall deem appropriate, but in no event beyond the Expiration Date, and/or

(B)   permit the Option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of Common Shares for which such Option is exercisable at the time of the Participant's cessation of Service but also with respect to one or more additional Common Shares that would have vested under the Option had the Participant continued in Service.

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(c)    Incentive Stock Options. The terms specified below shall apply to all Incentive Stock Options. Except as modified by the provisions of this Section 6(c), all the provisions of this Plan shall apply to Incentive Stock Options. Options specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section 6(c).

(i)            Eligibility. Incentive Stock Options may only be granted to Statutory Employees.

(ii)            Exercise Price. The Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the Grant Date.

(iii)            Dollar Limitation. The aggregate Fair Market Value of the Common Shares (determined as of the respective date or dates of grant) for which one or more Incentive Stock Options granted to any Statutory Employee under the Plan may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Statutory Employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Options, as Incentive Stock Options, shall be applied in the order in which such Options are granted.

(iv)            10% Stockholder. If a Statutory Employee to whom an Incentive Stock Option is a holder of more than 10% of the total combined voting power of all classes of stock of the Company (as determined under Code Section 424(d)), then the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the Award Date, and the option term shall not exceed five (5) years measured from the Award Date.

(d)   Holding Period. Shares purchased pursuant to an option shall cease to qualify for favorable tax treatment as an Incentive Stock Option if and to the extent Participant disposes of such Common Shares within two (2) years of the Grant Date or within one (1) year of Participant's purchase of said Common Shares.

7.                   Awards of Restricted Securities.

(a)    Issuance. The Board is hereby authorized to grant to eligible Employees "Restricted Securities" which shall consist of the right to receive, by purchase or otherwise, Common Shares which may be subject to such restrictions as the Board may impose (including, without limitation, any limitation on the right to vote such Common Shares or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Board may deem appropriate. Notwithstanding the foregoing, if the Company registers this Plan or the Restricted Securities which may be issued hereunder, the Securities shall have no transfer restrictions thereon.

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(b)   Registration. Restricted Securities granted under the Plan may be evidenced in such manner as the Board may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificates or certificates. In the event any stock certificate is issued in respect of Restricted Securities granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Securities.

(c)    Forfeiture. Except as otherwise determined by the Board, upon termination of a Participant's employment or a Participant's consulting relationship, as the case may be, for any reason during the applicable restriction period, all of such Participant's Restricted Securities which had not become Released Securities by the date of termination of employment or consulting relationship shall be forfeited and reacquired by the Company; provided, however, that the Board may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such Participant's Restricted Securities. Unrestricted Common Shares, evidenced in such manner as the Board shall deem appropriate, shall be issued to the holder of Restricted Securities promptly after such Restricted Securities become Released Securities.

8.                   General.

(a)    Limitations.

(i)            Limitations on Transfer. No Award (other than Released Securities), and no right under any such Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution (or, in the case of Restricted Securities, to the Company) and any such purported assignment, alienation, pledge, attachment, sale or other transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate.

(ii)            Limitations on Exercise. Each Award, and each right under any Award, shall be exercisable, during the Participant's lifetime only by the Participant or if permissible under applicable law, by the Participant's guardian or legal representative.

(b)   Terms of Awards. The term of each Award shall be for such period as may be determined by the Board.

(c)    Common Share Certificates. All certificates for Common Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Common Shares are then listed, and any applicable Federal or state securities laws, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

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(d)   Delivery of Common Shares or Other Securities and Payment by Participant of Consideration. No Common Shares or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement is received by the Company. Such payment may be made by such method or methods and in such form or forms as the Board shall determine, including, without limitation, cash, Common Shares, other securities, other Awards or other property, or any combination thereof; provided that the combined value, as determined by the Board, of all cash and cash equivalents and the Fair Market Value of any such Common Shares or other property so tendered to the Company, as of the date of such tender, is at least equal to the full amount required to be paid pursuant to the Plan or the applicable Award Agreement to the Company.

9.                   Amendments. Except to the extent prohibited by applicable law:

(a)    Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of any stockholder, Participant, other holder or beneficiary of an Award, or other Person; provided, however, that any amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, shall not to that extent be effective without the consent of such Participant, other holder or beneficiary of an Award, as the case may be.

(b)   Amendments to Awards. The Board may amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided, however, that any amendment, alteration, suspension, discontinuation, cancellation or termination that would impair the rights of any Participant or holder or beneficiary of any Award theretofore granted, shall not to that extent be effective without the consent of such Participant or holder or beneficiary of an Award, as the case may be.

10.               General Provisions.

(a)    No Right to Awards. No Employee or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

(b)   Correction of Defects, Omissions, and Inconsistencies. The Board may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

(c)    Withholding. The Company or any Affiliate shall be authorized to withhold from any Award granted, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Common Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.

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(d)   No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(e)   Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Nevada and applicable Federal law.

(f)     Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(g)    No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(h)   No Fractional Common Shares. No fractional Common Shares shall be issued or delivered pursuant to the Plan or any Award, and the Board shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Common Shares or whether such fractional Common Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(i)      Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

11.               Adoption, Approval and Effective Date of the Plan. The Plan was adopted by the Board effective August 11, 2017.

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